                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2000


                         CHEQUEMATE INTERNATIONAL, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its Charter)



             Utah                          01-15043              76-0279816
-------------------------------          -----------         -------------------
(State or other Jurisdiction of          (Commission          (I.R.S. Employer
Incorporation or Organization)            File No.)          Identification No.)



                   124 Ferry Street S.W., Albany, Oregon 97321
                   -------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (541) 791-4813


             330 Washington Blvd., Marina Del Rey, California 90292
             ------------------------------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report.

                                EXPLANATORY NOTE

     On January 9, 2001, Chequemate International, Inc., a Utah corporation (the "Company"), filed a Current Report on Form 8-K dated as of December 30, 2000, pertaining to the terms of an Amended Stock Purchase and Sales Agreement (the "Stock Purchase Agreement") with VisionComm, Inc. ("VCI"), a closely-held Delaware corporation, and the shareholders of VCI (the "VCI shareholders"), dated December 19, 2000. This Amendment No. 1 is filed to submit the audited and unaudited financial statements of VCI, and certain pro forma financial information required by Item 7 of Form 8-K. In addition, it will amend certain other information contained therein as described below.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     In December, 2000, the Company consummated a Stock Purchase Agreement between the Company, VisionComm, Inc. ("VCI") and the shareholders of VCI. In connection with the Stock Purchase Agreement, the terms of which are described in detail in a Current Report on Form 8-K filed with the Commission on January 9, 2001, two of the officers and directors of VCI were appointed, in the beginning of February, 2001, as additional members of the board of directors of the Company. In addition, in approximately the end of October, 2000, Harold P. Glick resigned as a director. In the end of November, Chandos Mahon was appointed by the board of directors as the Chief Operating Officer, and later as the Secretary, of the Company, to replace Alan Hunter, who resigned in all capacities in the end of November, 2000. Accordingly, the present officers and directors of the Company are as follows:

     J. Michael Heil - President and Chief Executive Officer
     Chandos Mahon - Chief Operating Officer, Secretary
     Andre Peterson - Director and Chief Accounting Officer
     John Bartholomew - Director
     Robert E. Warfield - Director
     Daniel Thompson - Director
     William J. Brinkmeier, II - Director
     Thomas A. Nix, Director - Director

     For a brief biographical description of William J. Brinkmeier II and Thomas
A. Nix, reference is made to the Company's Current Report on Form 8-K, filed with the Commission on January 9, 2001, which is incorporated herein by reference. For a brief biographical description of Chandos Mahon, reference is made to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on February 14, 2001, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

1)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     (a)  Audited Financial Statements of VCI for the year ended December 31, 1999...................... F-1

          (i)   Report of Independent Auditors.......................................................... F-2

          (ii)  Audited Balance Sheets as of December 31, 1999 and 1998................................. F-3

          (iii) Audited Statements of Operations for the
                Years Ended December 31, 1999 and 1998.................................................. F-4

          (iv)  Audited Statements of Stockholders' Deficit for the
                Years Ended December 31, 1999 and 1998.................................................. F-5

                                        2

          (v)   Audited Statements of Cash Flows for the
                Years Ended December 31, 1999 and 1998.......................... F-6

          (vi)  Notes to Audited Financial Statements........................... F-7

     (b)  Unaudited Financial Statements of VCI for the quarter ended September 30, 2000.............................................. F-14

          (i)   Unaudited Balance Sheets as of September 30, 2000............... F-15

          (ii)  Unaudited Statements of Operations for the
                Fiscal Quarters Ended September 30, 2000 and 1999............... F-17

          (iii) Unaudited Statements of Stockholders' Deficit for the
                Fiscal Quarters Ended September 30, 2000 and 1999............... F-18

          (iv)  Unaudited Statements of Cash Flows for the
                Fiscal Quarters Ended September 30, 2000 and 1999............... F-19

          (v)   Notes to Unaudited Financial Statements......................... F-21

     (c)  Pro Forma Financial Information....................................... P-1

          (i)   Unaudited Proforma Consolidated Balance Sheets.................. P-2

          (ii)  Unaudited Proforma Consolidated Statements of Operations........ P-4

          (iii) Unaudited Statement of Assumptions and Disclosures.............. P-5


2)   EXHIBITS.

     The following exhibits are filed as part of this report:

Exhibit No.    SEC Ref. No.   Description/ Title of Document
-----------    ------------   ------------------------------
    1              23         Consent of Kerber, Eck & Braeckel, LLP


                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    REGISTRANT:

                                    CHEQUEMATE INTERNATIONAL, INC.


Date: February 15, 2001             By: /s/ J. Michael Heil
                                        ----------------------------------------
                                        J. Michael Heil, Chief Executive Officer

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                                VISIONCOMM, INC.

                           December 31, 1999 and 1998

                          INDEPENDENT AUDITORS' REPORT




Board of Directors
VisionComm, Inc.


     We have audited the accompanying balance sheets of VisionComm, Inc. (a Delaware corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VisionComm, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     As discussed in Note M to the financial statements during 1998, the Company adopted Statement of Position 98-5, "Accounting for Start-up Activities".


                                        KERBER, ECK & BRAECKEL LLP

St. Louis, Missouri
March 28, 2000 (except for
Note O, as to which the date
Is January 19, 2001)

VISIONCOMM, INC.

BALANCE SHEETS
DECEMBER 31,

ASSETS                                                                   1999              1998
                                                                      -----------       -----------
CURRENT ASSETS
   Cash                                                               $        --       $    33,850
   Accounts receivable
      Customers, less allowance for doubtful receivables of
         $100,000 in 1999 and $36,000 in 1998                             595,132           556,377
      Related party                                                        38,887            10,070
      Other                                                                38,492               873
   Prepaid expenses                                                        37,113            28,059
                                                                      -----------       -----------
            TOTAL CURRENT ASSETS                                          709,624           629,229

EQUIPMENT - NET                                                         1,686,019         1,471,841

OTHER ASSETS
   Investment in Data Net Systems, LLC                                    261,597           261,020
   Other intangible assets, less accumulated amortization
      of $229,441 in 1999 and $117,650 in 1998                          1,015,714           826,763
                                                                      -----------       -----------
                                                                        1,277,311         1,087,783
                                                                      -----------       -----------
            TOTAL ASSETS                                              $ 3,672,954       $ 3,188,853
                                                                      ===========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Current maturities of long-term obligations                        $   658,487       $ 1,136,767
   Accounts payable                                                       301,124           176,566
   Accrued expenses                                                        24,050            10,281
   Dividends payable                                                       26,886                --
   Deferred revenue                                                        95,105            89,080
                                                                      -----------       -----------
            TOTAL CURRENT LIABILITIES                                   1,105,652         1,412,694

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                          2,794,020         1,610,240

STOCKHOLDERS' EQUITY (DEFICIT)
   Preferred stock                                                          2,835             2,035
   Common stock                                                            24,499            23,849
   Additional contributed capital                                       2,869,007         2,145,457
   Accumulated deficit                                                 (3,123,059)       (2,005,422)
                                                                      -----------       -----------
            TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                         (226,718)          165,919
                                                                      -----------       -----------
            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)      $ 3,672,954       $ 3,188,853
                                                                      ===========       ===========

The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31,

                                                                1999              1998
                                                             -----------       -----------
Net revenues
   Pay telephones                                            $ 2,094,962       $ 2,057,773
   Cable                                                       1,111,208           560,558
                                                             -----------       -----------
                                                               3,206,170         2,618,331
Cost of revenues
   Pay telephones                                              1,759,918         1,697,682
   Cable                                                         428,018           231,791
                                                             -----------       -----------
                                                               2,187,936         1,929,473
                                                             -----------       -----------
      GROSS PROFIT                                             1,018,234           688,858

General and administrative expenses                            1,662,947         1,298,036
                                                             -----------       -----------
      LOSS FROM OPERATIONS                                      (644,713)         (609,178)

Other income (deductions)
   Interest income                                                 3,612             3,819
   Interest expense                                             (419,641)         (330,996)
   Loss on disposal of assets                                      3,433            (3,991)
   Other income                                                   61,855            41,789
                                                             -----------       -----------
                                                                (350,741)         (289,379)
                                                             -----------       -----------
      Loss before income taxes and cumulative
         effect of a change in accounting principle             (995,454)         (898,557)

Income taxes                                                          --                --
                                                             -----------       -----------
      Loss before cumulative effect of a change
         in accounting principle                                (995,454)         (898,557)

Cumulative effect on prior years (to December 31, 1997)
   of a change in accounting principle                                --           (77,540)
                                                             -----------       -----------
      NET LOSS                                               $  (995,454)      $  (976,097)
                                                             ===========       ===========

The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
PERIOD INDICATED BELOW

                                                                    Additional
                                   Preferred          Common        contributed       Accumulated
                                     stock            stock           capital           deficit            Total
                                  -----------      -----------      -----------       -----------       -----------
Balance at January 1, 1998        $        --      $     4,013      $ 1,149,628       $(1,014,888)      $   138,753

Sale of preferred stock                 2,035               --        1,015,665                --         1,017,700

Net loss for the year                      --               --               --          (976,097)         (976,097)

5.9425-to-1 common
   stock split                             --           19,836          (19,836)               --                --

Preferred stock dividend                   --               --               --           (14,437)          (14,437)
                                  -----------      -----------      -----------       -----------       -----------
Balance at December 31, 1998            2,035           23,849        2,145,457        (2,005,422)          165,919

Sale of preferred stock                   800               --          399,200                --           400,000

Sale of common stock                       --              650          324,350                --           325,000

Net loss for the year                      --               --               --          (995,454)         (995,454)

Preferred stock dividend                   --               --               --          (122,183)         (122,183)
                                  -----------      -----------      -----------       -----------       -----------
BALANCE AT DECEMBER 31, 1999      $     2,835      $    24,499      $ 2,869,007       $(3,123,059)      $  (226,718)
                                  ===========      ===========      ===========       ===========       ===========


The accompanying notes are an integral part of this statement.

VISIONCOMM, INC.

STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31,

                                                                 1999               1998
                                                              -----------       -----------
Increase (decrease) in cash

Cash flows from operating activities
   Net loss                                                   $  (995,454)      $  (976,097)
   Adjustments to reconcile net loss to net
      cash used in operating activities
         Depreciation and amortization                            369,636           286,085
         (Gain) loss on sale of fixed assets                       (3,432)            3,991
         Undistributed earnings of investee                          (577)           (2,216)
         Changes in assets and liabilities
            Increase in accounts receivable                      (105,191)         (219,042)
            Increase in prepaid expenses                           (9,054)          (10,146)
            Increase in other assets                             (362,993)         (462,180)
            Increase (decrease)  in accounts payable              124,558          (183,618)
            Increase (decrease) in accrued expenses                13,769            (2,263)
            Increase in deferred revenue                            6,025            48,192
                                                              -----------       -----------
               Total adjustments                                   32,741          (541,197)
                                                              -----------       -----------
               NET CASH USED IN OPERATING ACTIVITIES             (962,713)       (1,517,294)

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of equipment                                 96,736            17,300
   Capital expenditures                                          (503,076)         (468,113)
                                                              -----------       -----------
               NET CASH USED IN INVESTING ACTIVITIES             (406,340)         (450,813)

CASH FLOWS FROM FINANCING ACTIVITIES
   Preferred dividends paid                                       (95,296)          (14,437)
   Proceeds from long-term obligations                          1,901,499         1,013,819
   Payments on long-term obligations                           (1,196,000)         (283,570)
   Proceeds from issuance of preferred stock                      400,000         1,017,700
   Proceeds from issuance of common stock                         325,000                --
                                                              -----------       -----------
               NET CASH PROVIDED BY FINANCING ACTIVITIES        1,335,203         1,733,512
                                                              -----------       -----------
               NET DECREASE IN CASH                               (33,850)         (234,595)

Cash at beginning of year                                          33,850           268,445
                                                              -----------       -----------
Cash at end of year                                           $        --       $    33,850
                                                              ===========       ===========


The accompanying notes are an integral part of these statements.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE A - SUMMARY OF ACCOUNTING POLICIES

     A summary of significant accounting policies applied in the preparation of the financial statements follows.

     1.   NATURE OF ENTITY

     VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels and hospitals.

     2.   EQUIPMENT

     Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     3.   INTANGIBLE ASSETS

     Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method.

     4.   INVESTMENT

     The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed by certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

     5.   DEFERRED REVENUE

     Revenues billed in advance for services are deferred and recorded as income in the period the related services are rendered.

     6.   REVENUE RECOGNITION

     Revenues from coin calls and non-coin calls are recognized as calls are made. Revenues from cable are recognized in the period the service has been provided. When revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE A - SUMMARY OF ACCOUNTING POLICIES - CONTINUED

     7.   INCOME TAXES

     The Company terminated its S Corporation status effective July 31, 1998. Earnings and losses to that date were included in the stockholders' income tax returns and taxed depending on their personal tax circumstances.

     Effective August 1, 1998 the Company provides for income taxes based on income for financial reporting purposes. Certain charges to earnings differ as to timing from those deducted for tax purposes; these relate primarily to accounts receivable and accumulated depreciation and amortization.

     8.   USE OF ESTIMATES

     In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - EQUIPMENT

     Equipment consists of the following at December 31,:

                                                1999             1998
                                             ----------      ----------
     Pay telephone equipment                 $1,381,924      $1,372,992
     Furniture and fixtures                     731,242         387,929
     Truck and automobiles                       36,459          30,159
                                             ----------      ----------
                                              2,149,625       1,791,080

          Less accumulated depreciation         569,317         347,203
                                             ----------      ----------
                                              1,580,308       1,443,877

     Uninstalled equipment                      105,711          27,964
                                             ----------      ----------
                                             $1,686,019      $1,471,841
                                             ==========      ==========

     Depreciation expense was $250,298 and $208,375 for the years ended December 31, 1999 and 1998, respectively.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE C - LONG-TERM OBLIGATIONS

     Long-term obligations consist of the following at December 31,:

                                               1999            1998
                                            ----------      ----------
     Notes payable
         Berthel Growth & Income Trust      $       --      $  700,000
         Amresco                             3,436,835       1,991,917
         Chrysler Financing Company             15,672          18,592
     Capital lease obligations                      --          36,498
                                            ----------      ----------
                                             3,452,507       2,747,007

         Less current maturities               658,487       1,136,767
                                            ----------      ----------
                                            $2,794,020      $1,610,240
                                            ==========      ==========

     The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

     The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

     Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

          2000                           $   658,487
          2001                               755,688
          2002                               749,138
          2003                               422,660
          2004                               866,534
                                         -----------
                                         $ 3,452,507
                                         ===========

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE D - INCOME TAXES

     Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 "Accounting For Income Taxes" (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

     Deferred tax assets and liabilities are attributable to the following at December 31, 1999:

     Deferred tax assets
     (liabilities)
        Current
            Allowance for doubtful receivables             $  36,000

        Noncurrent
            Accumulated depreciation and amortization       (277,000)
            Tax benefit of net operating loss
              carryforward                                   547,000
                                                           ---------
                                                             270,000
                                                           ---------
                                                             306,000

        Valuation allowance                                 (306,000)
                                                           ---------
               Net deferred tax asset                      $      --
                                                           =========

     A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE E - COMMITMENTS

     The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:

          2000                                    $   64,400
          2001                                        69,000
          2002                                        69,000
          2003                                        69,000
          2004                                        69,000
          2005 and thereafter                         34,500
                                                  ----------
             Total minimum lease payments         $  374,900
                                                  ==========

     Rent expense for all operating leases for the years ended December 31, 1999 and 1998 was $90,773 and $80,301, respectively.

NOTE F - PREFERRED STOCK

     The Company's preferred stock consists of 1,000,000 authorized shares of .01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE G - COMMON STOCK

     The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,384,917 shares issued and outstanding at December 31, 1999 and 1998 (split-adjusted for 1998), respectively.

NOTE H - STOCK SPLIT

     On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split.

VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE I - RESERVED COMMON STOCK

     At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE J - STOCK WARRANTS

     The Company has issued three warrants for a total of 889,154
     (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE K - STOCK OPTIONS

     The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted.

     As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively:

                                                               Average
                                                               Exercise
                                                Shares           Price
                                               --------        --------
     1998 activity
         December 31, 1998
                Granted                         885,445       $   1.65
                Excercised                           --             --
                Canceled                             --             --
                                               --------
         Outstanding at December 31, 1998       885,445           1.65

     1999 activity
                Granted                          10,000           5.00
                Excercised                           --             --
                Canceled                        (29,713)          0.84
         Outstanding at December 31, 1999       865,732           1.71
                                               --------


VISIONCOMM, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998


NOTE L - STATEMENT OF CASH FLOWS

     Cash paid for interest was $419,641 and $330,996 for the years ended December 31, 1999 and 1998, respectively.

NOTE M - CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 1998, the Company adopted Statement of Position 98-5, "Accounting for Start-Up Activities" (SOP 98-5), issued by the American Institute of Certified Public Accountants. SOP 98-5 establishes guidance for accounting for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a charge to income of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative effect of a change in an accounting principle.

NOTE N - RECLASSIFICATIONS

     Certain reclassifications have been made to the 1998 financial statements to conform to the 1999 presentation.

NOTE O - EARNINGS PER SHARE

     Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding. The primary earnings per common share for the years ended December 31, 1999 and 1998 were $(.42) and $(.81), respectively.

                                VISIONCOMM, INC.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                                VISIONCOMM, INC.
                                 Balance Sheets


                                     ASSETS

                                                  September 30,   December 31,
                                                      2000            2000
                                                  -------------   ------------
                                                   (Unaudited)
ASSETS

  Current Assets

    Cash                                           $       --      $       --
    Accounts receivable - customers, less
     allowance for doubtful receivables of
     $133,194 and $100,000, respectively              665,379         595,132
    Related parties                                        --          38,492
    Other                                                 287          38,887
    Prepaid expenses                                   94,416          37,113
                                                   ----------      ----------
         Total Current Assets                         710,082         709,624

Equipment-net                                       1,491,295       1,686,019

Other Assets

    Investment in Data Net Systems, LLC               261,597         261,597
    Other intangible assets, less accumulated
     amortization of $325,771 and $229,441,
     respectively                                     924,384       1,015,714
                                                   ----------      ----------
         Total Other Assets                         1,185,981       1,277,311
                                                   ----------      ----------
         Total Assets                              $3,387,358      $3,672,954
                                                   ==========      ==========


         The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                                 Balance Sheets


                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

                                                    September 30,     December 31,
                                                         2000             2000
                                                    -------------     ------------
                                                     (Unaudited)
Current Liabilities

    Cash over Draft                                  $   158,653       $        --
    Current maturities of long-term obligations          372,384           658,487
    Accounts payable                                     384,291           301,124
    Accrued expenses                                     125,381           24, 050
    Dividends payable                                         --            26,886
    Deferred revenue                                     101,190            95,105
                                                     -----------       -----------
         Total Current Liabilities                     1,141,899         1,105,652
                                                     -----------       -----------

Long-term obligations, less current maturities         3,040,838         2,794,020

    Stockholders' equity (deficit)

        Preferred stock                                    2,835             2,835
        Common stock                                      24,796            24,499
        Additional contributed capital                 2,893,709         2,869,007
        Accumulated deficit                           (3,716,719)       (3,123,059)
                                                     -----------       -----------
         Total Stockholders' Equity (Deficit)           (795,379)         (226,718)
                                                     -----------       -----------
         Total Liabilities and Stockholders'
          Equity (Deficit)                           $ 3,387,358       $ 3,672,954
                                                     ===========       ===========


         The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            Statements of Operations
                                   (Unaudited)

                                                For the Nine Months Ended
                                                        September 30,
                                               -----------------------------
                                                   2000              1999
                                               -----------       -----------
Net revenues
  Pay telephones                               $ 1,221,914       $ 1,710,427
  Cable                                            872,670           844,745
                                               -----------       -----------
                                                 2,094,584         2,555,172
Cost of revenues
  Pay telephones                                   810,852         1,375,806
  Cable                                            397,887           277,071
                                               -----------       -----------
                                                1, 208,739         1,652,877
                                               -----------       -----------
         Gross profit                              885,845           902,295
                                               -----------       -----------
General and administrative
 expenses                                        1,135,149         1,220,277
                                               -----------       -----------
         Loss from operations                     (249,304)         (317,982)
                                               -----------       -----------
Other income (deductions)
     Interest income                                   516             3,210
     Interest expense                             (325,474)         (313,574)
     Other income                                   61,479            44,573
                                               -----------       -----------
           Loss before income taxes               (263,479)         (265,791)
                                               -----------       -----------
Income taxes                                            --                --
                                               -----------       -----------
         NET (LOSS)                            $  (512,783)      $  (583,773)
                                               ===========       ===========

         The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                       Statements of Stockholders' Equity

                                                                    Additional
                                   Preferred         Common         Contributed      Accumulated
                                     Stock            stock           capital          deficit            Total
                                  -----------      -----------      -----------      -----------       -----------
Balance at January 1, 1998        $     2,035      $    23,849      $ 2,145,457      $(2,005,422)      $   165,919

Sale of preferred stock                   800               --          399,200               --           400,000

Sale of common stock                       --              650          324,350               --           325,000

Net loss for the year                      --               --               --         (995,454)         (995,454)

Preferred stock dividend                   --               --               --         (122,183)         (122,183)
                                  -----------      -----------      -----------      -----------       -----------
Balance at December 31, 1999            2,835           24,499        2,869,007       (3,123,059)         (226,718)

Sale of common stock
 (unaudited)                               --              297           24,702               --            24,999

Net loss for the nine months
 (unaudited)                               --               --               --         (512,783)         (512,783)

Preferred stock dividend
 (unaudited)                               --               --               --          (80,877)          (80,877)
                                  -----------      -----------      -----------      -----------       -----------
Balance at September 30,2000
 (unaudited)                      $     2,835      $    24,796      $ 2,893,709      $(3,716,719)      $  (795,379)
                                  ===========      ===========      ===========      ===========       ===========



         The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            Statements of Cash Flows
                                   (Unaudited)

                                             For the Nine Months Ended
                                                   September 30,
                                             -------------------------
                                               2000             1999
                                             ---------       ---------
Cash flows from operating activities
   Net loss                                  $(512,783)      $(583,773)
   Adjustments to reconcile net loss
    to net cash used in operating
    activities
        Depreciation and amortization         294, 713         260,533
   Changes in assets and liabilities
        Decrease (increase) in accounts
          receivable                             6,845         (59,347)
        Decrease(increase) in prepaid
          expenses                              (7,303)         (2,749)
        Increase in cash over drafts           158,653              --
        Increase (decrease) in accounts
          payable                               83,167        (177,395)
        Increase (decrease) in accrued
          expenses                             101,331         111,673
        Increase in deferred revenue             6,085           2,228
                                             ---------       ---------
         Total adjustments                     643,491         134,943
                                             ---------       ---------
         Net cash provided by (used in)
          operating activities                 130,708        (448,830)
                                             ---------       ---------
Cash flows from investing activities

    Capital expenditures                        (8,659)       (246,077)
                                             ---------       ---------
         Net cash used in investing
          Activities                         $  (8,659)      $(246,077)
                                             ---------       ---------


         The accompanying notes are an integral part of these statements

                                VISIONCOMM, INC.
                            Statements of Cash Flows
                                   (Unaudited)

                                              For the Nine Months Ended
                                                    September 30,
                                              -------------------------
                                                2000            1999
                                              ---------       ---------
Cash flows from financing activities

     Preferred dividends paid                 $(107,763)      $ (68,370)
     Proceeds from long-term
      obligations                               264,481         964,192
     Payments on long-term
      obligations                              (303,766)       (900,000)
     Proceeds from issuance of preferred
      stock                                          --         400,000
     Proceeds from issuance of common
      stock                                      24,999         325,000
                                              ---------       ---------
         Net cash provided by (used in)
          financing activities                 (122,049)        720,822
                                              ---------       ---------
         NET INCREASE (DECREASE) IN
          CASH                                       --          25,915

Cash at beginning of nine months                     --          33,850
                                              ---------       ---------
Cash at end of nine months                    $      --       $  59,765
                                              =========       =========


    The accompanying notes are an integral part of these financial statements

                                VISIONCOMM, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLOCIES

     A summary of significant accounting policies applied in the preparation of the financial statements follows:

     A.   Nature of Entity

     VisionComm, Inc. (the Company) operates, services and maintains private pay telephones and provides cable systems to apartment complexes, hotels, and hospitals.

     B.   Equipment

     Equipment acquired is recorded at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes.

     C.   Intangible Assets

     Intangible assets include acquisition costs related to the purchase of contracts to provide private cable systems to apartment complexes, hotels and hospitals. Intangible assets are amortized over ten years using the straight-line method.

     D.   Investment

     The investment in Data Net Systems, LLC represents a 5.2226% equity interest, which was contributed certain Company stockholders. This investment is recorded at estimated fair market value as of the date it was contributed to the Company.

     E.   Deferred Revenue

     Revenues billed in advance for services are deferred and recorded as income in the period related serves are rendered.

     F.   Revenue Recognition

     Revenues from coin calls and non-coin calls are recognized as calls are made. When Revenue on a telephone call is recorded, an expense is also recorded for direct costs associated with the call.

                                VISIONCOMM, INC.
                          Notes to Financial Statements

NOTE 1 - SUMMARY OF ACCOUNTING POLOCIES (Continued)

     G.   Unaudited Financial Statements

     The accompanying unaudited financial statements include all of the adjustments which are in the opinion of management necessary for a fair presentation. Such adjustments are of a normal recurring nature.

     H.   Use of Estimates

     In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - EQUIPMENT

     Equipment consists of the following:



                                            September 30,   December 31,
                                                2000            2000
                                            -------------   ------------
                                             (Unaudited)
     Pay telephone equipment                 $1,381,924      $1,381,924
     Furniture and fixture                      734,070         731,242
     Truck and automobiles                       36,459          36,459
                                             ----------      ----------
                                              2,152,453       2,149,625

          Less accumulated depreciation         766,152         569,317
                                             ----------      ----------
                                              1,386,301       1,580,308

      Uninstalled equipment                     104,994         105,711
                                             ----------      ----------
                                             $1,491,295      $1,686,019
                                             ==========      ==========

     Depreciation expense was $250,298 for the year ended December 31, 1999 and $196,835 for the nine months ended September 30, 2000.

                                VISIONCOMM, INC.
                          Notes to Financial Statements



NOTE 3 - LONG TERM OBLIGATIONS

     Long-term obligations consist of the following:

                                          September 30,   December 31,
                                             2000              2000
                                          ------------    ------------
                                          (Unaudited)
     Notes payable
         Ameresco                          $3,135,511      $3,436,835
         Chrysler Financing Company            13,230          15,672
         Other                                264,481              --
                                           ----------      ----------
                                            3,413,222       3,452,507
              Less current maturities         372,384         658,487
                                           ----------      ----------
                                           $3,040,838      $2,794,020
                                           ==========      ==========

     The notes payable to Ameresco consists of 15 notes with monthly payments ranging from $450 to $17,931 and quarterly payments up to $42,099, with interest rates ranging from 12% to 14%, with maturities at various dates through January, 2007. The notes are secured by equipment and are individually guaranteed by a Company stockholder.

     The note payable to Chrysler Financing Company is payable in monthly installments of $423 including interest at 12.5% through November 2003. An automobile secures the note.

     Aggregate maturities of long-term obligations for the years following December 31, 1999 are as follows:

          2000                           $   658,487
          2001                               755,688
          2002                               749,138
          2003                               422,660
          2004                               866,534
                                         -----------
                                         $ 3,452,507
                                         ===========

                                VISIONCOMM, INC.
                          Notes to Financial Statements


NOTE 4 - INCOME TAXES

     Effective August 1, 1998 the Company accounts for income taxes under the provisions of Statement of Financial Accounting standards No. 109 "Accounting For Income Taxes" (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. The principal types of differences between assets and liabilities for financial statement and tax return purposes are allowance for doubtful receivables and accumulated depreciation and amortization. A deferred tax asset is recorded for net operating losses being carried forward for tax purposes.

     Deferred tax assets and liabilities are attributable to the following at December 31, 1999:

     Deferred tax assets (liabilities)
          Current
              Allowance for doubtful receivables             $  36,000

          Noncurrent
              Accumulated depreciation and amortization       (277,000)
              Tax benefit of net operating loss
                Carryforward                                   547,000
                                                             ---------
                                                               270,000
                                                             ---------
                                                               306,000

              Valuation allowance                             (306,000)
                                                             ---------
                      Net deferred tax asset                 $      --
                                                             =========

     A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The net deferred assets reflect management's estimate of the amount that will be realized from future profitability that can be predicted with reasonable certainty.

                                VISIONCOMM, INC.
                          Notes to Financial Statements


NOTE 5 - COMMITMENTS

     The Company conducts a substantial portion of its operations utilizing leased facilities. The minimum rental commitments under operating leases are as follows for the years ended December 31:

          2000                                    $  64,400
          2001                                       69,000
          2002                                       69,000
          2003                                       69,000
          2004                                       69,000
          2005 and thereafter                        34,500
                                                  ---------
             Total minimum lease payments         $ 374,900
                                                  =========

     Rent expense for all operating leases for the year ended December 31, 1999 was $90,773.

NOTE 6 - PREFERRED STOCK

     The Company's preferred stock consists of 1,000,000 authorized shares of $0.01 par value cumulative convertible Series A preferred stock of which the Company has issued 283,540 shares. Preferred shares are entitled to preferential cumulative dividends of 9% annually. In the event of a distribution of the Company's assets on dissolution, sale of its property or liquidation, the preferred shares receive the greater of the offering price per share or the put price, as defined in the investor agreement, plus any unpaid accumulated dividends. The holder may convert preferred shares to common stock at any time.

NOTE 7 - COMMON STOCK

     The Company has 10,000,000 shares of authorized common stock at a par value of $.01 per share. There were 2,449,917 and 2,746,917 shares issued and outstanding at December 31, 1999 and September 30, 2000, respectively.

NOTE 8 - STOCK SPLIT

     On July 27, 1998 the stockholders approved an increase in the number of authorized shares from 1,000,000 to 10,000,000 and a 5.9425 to 1 stock split.

                                VISIONCOMM, INC.
                          Notes to Financial Statements

NOTE 9 - RESERVED COMMON STOCK

     At December 31, 1999, 100,000 authorized common shares were reserved for issuance upon the exercise of stock options to investors.

NOTE 10 - STOCK WARRANTS

     The Company has issued three warrants for a total of 889,154
     (split-adjusted) shares of common stock at an exercise price of $5 per share. The warrants have been issued to a Company lender and expire on December 31, 2006.

NOTE 11 - STOCK OPTIONS

     The Company granted stock options to certain employees, directors, and consultants of the Company. The exercise price of each option ranges from $5 to $6 per share. These options are exercisable at any time with written notice to the Company. The options expire ten years from the date of grant. As of December 31, 1999, 865,732 qualified options have been granted.

     As of December 31, 1999, 970,354 shares were available for grant. The following summarizes the changes in stock options for the years ended December 31, 1999 and 1998, respectively.

                                                                 Average
                                                                 Exercise
                                                    Shares        Price
                                                   --------      --------
     1998 activity
           December 31, 1998
              Granted                              885,445       $ 1.65
              Excercised                                --           --
              Canceled                                  --           --
                                                   -------
           Outstanding at December 31, 1998        885,445         1.65
     1999 activity
              Granted                               10,000         5.00
              Excercised                                --           --
              Canceled                             (29,713)        0.84
                                                   -------
           Outstanding at December 31, 1999        865,732         1.71
     2000 activity
              Granted                                   --           --
              Excercised                           (29,713)        0.84
              Canceled                              (4,500)        5.00
                                                   -------
           Outstanding at September 30, 2000       831,519       $ 1.73
                                                   =======

                                VISIONCOMM, INC.
                          Notes to Financial Statements


NOTE 12 - STATEMENT OF CASH FLOWS

     Cash paid for interest was $325,474 and $313,574 for the nine months ended September 30, 2000 and 1999, respectively.

NOTE 13 - CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 1998, the Company adapted Statement of Position 98.5, "Accounting for Start-Up Activities" (SOP 98-5), issued by the American institute of Certified Public Accountants. SOP 98-5 establishes guidances for accompanying for start-up and organizational costs. The SOP states that these costs should be expensed when incurred. The Company had previously capitalized and amortized such costs. The effect of applying SOP 98-5 is a change to issuance of $77,450, and is reported in the accompanying statement of operations for 1998 as a cumulative affect of a change in accounting principle.

NOTE 14 - RECLASSIFICATIONS

     Certain reclassifications have been roads to the 1998 financial statements to confirm the 1999 presentation.

NOTE 15 - EARNINGS PER SHARE

     Primary earnings per common share are based upon the weighted average number of common and common equivalent shares outstanding. The primary earnings per common share for the nine months ended September 30, 2000 and 1999 were ($0.20) and ($0.24) respectively.

                         CHEQUEMATE INTERNATIONAL, INC.

                   PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2000

                         CHEQUEMATE INTERNATIONAL, INC.
                      Proforma Consolidated Balance Sheets


                                     ASSETS

                                     Chequemate
                                    International     Vision Comm.
                                       Inc.               Inc.
                                    September 30,    September 30,     Proforma           Totals
                                        2000             2000         Adjustments      Consolidated
                                    ------------     -------------    -----------      ------------
CURRENT ASSETS
   Cash                             $    44,866      $        --      $        --      $    44,866
   Accounts receivable, net             202,346          665,666               --          868,012
   Inventory                            413,764          104,994               --          518,758
   Prepaid expenses                     163,141           44,416               --          207,557
                                    -----------      -----------      -----------      -----------
     Total Current Assets               824,117          815,076               --        1,639,139
                                    -----------      -----------      -----------      -----------
PROPERTY, PLANT AND
 EQUIPMENT, NET                       1,509,044        1,386,301               --        2,895,345
                                    -----------      -----------      -----------      -----------
OTHER ASSETS
   Investment in
     unconsolidated subsidiary               --          261,597               --          261,597
   Product and service rights         4,194,839          924,384               --        5,119,223
   Goodwill                                  --               --        8,194,043        8,194,043
   Other assets                         142,866               --               --          142,866
                                    -----------      -----------      -----------      -----------
     Total Other Assets               4,337,705        1,185,981        8,194,043       13,717,729
                                    -----------      -----------      -----------      -----------
     TOTAL ASSETS                   $ 6,670,866      $ 3,387,358      $ 8,194,043      $18,252,267
                                    ===========      ===========      ===========      ===========

                  See Statement of Assumptions and Disclosures.

                         CHEQUEMATE INTERNATIONAL, INC.
                Proforma Consolidated Balance Sheets (Continued)


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                    Chequemate
                                   International       Vision Comm.
                                       Inc.               Inc.
                                   September 30,      September 30,       Proforma            Totals
                                       2000               2000           Adjustments        Consolidated
                                   ------------       -------------      -----------        ------------
CURRENT LIABILITIES
   Accounts payable                $    626,944       $    542,945       $         --       $  1,169,889
   Accrued expenses                     278,892            226,570                 --            505,462
   Income tax payable                       500                 --                 --                500
   Advances from affiliates             179,000                 --                 --            179,000
                                   ------------       ------------       ------------       ------------
     Total Liabilities                1,085,336            769,515                 --          1,854,851
                                   ------------       ------------       ------------       ------------
LONG-TERM DEBT                               --          3,413,222          5,800,000          9,213,222
                                   ------------       ------------       ------------       ------------
STOCKHOLDERS' EQUITY
   Common stock $0.0001
    par value; 500,000,000
    shares authorized;
    15,144,481 shares issued
    and outstanding                       1,264             24,796            (24,546)             1,514
   Preferred stock                           --              2,835             (2,835)                --
   Additional paid in capital        50,639,126          2,690,649           (690,899)        52,638,876
   Accumulated deficit              (45,054,860)        (3,513,659)         3,112,323        (45,456,196)
                                   ------------       ------------       ------------       ------------
     Total Stockholders'
      Equity                          5,585,530           (795,379)         2,394,043          7,184,194
                                   ------------       ------------       ------------       ------------
     TOTAL LIABILITIES
       AND STOCKHOLDERS'
       EQUITY                      $  6,670,866       $  3,387,358       $  8,194,043       $ 18,252,267
                                   ============       ============       ============       ============

                  See Statement of Assumptions and Disclosures.

                         CHEQUEMATE INTERNATIONAL, INC.
                 Proforma Consolidated Statements of Operations


                                    Chequemate
                                   International     Vision Comm.
                                       Inc.              Inc.
                                    For the Six      For the Nine
                                   Months Ended      Months Ended
                                   September 30,     September 30,      Proforma            Totals
                                       2000              2000          Adjustments       Consolidated
                                   ------------      -------------     -----------       ------------
REVENUES
   Revenue                         $ 1,209,025       $ 2,094,584       $        --       $ 3,303,609
   Cost of sales                       604,512         1,208,740                --         1,813,252
                                   -----------       -----------       -----------       -----------
     Gross Profit                      604,513           885,844                --         1,490,357
                                   -----------       -----------       -----------       -----------
EXPENSES
   General and administrative        6,624,333           840,436                --         7,464,769
   Depreciation and
    amortization                       686,488           294,713           401,336         1,382,537
                                   -----------       -----------       -----------       -----------
     Total Expenses                  7,310,821         1,135,149           401,336         8,847,306
                                   -----------       -----------       -----------       -----------
NET OPERATING LOSS                  (6,706,308)         (249,305)         (401,336)       (7,356,949)
                                   -----------       -----------       -----------       -----------
OTHER INCOME (EXPENSE)
   Interest expense                   (221,103)         (325,473)               --          (546,576)
   Other income                         15,006            61,995                --            77,001
                                   -----------       -----------       -----------       -----------
     Total Other Income
      (Expense)                       (206,097)         (263,478)               --          (469,575)
                                   -----------       -----------       -----------       -----------
LOSS BEFORE TAXES                   (6,912,405)         (512,783)         (401,336)       (7,826,524)

PROVISION FOR INCOME TAX                   500                --                --               500
                                   -----------       -----------       -----------       -----------
NET LOSS                           $(6,912,905)      $  (512,783)      $  (401,336)      $(7,827,024)
                                   ===========       ===========       ===========       ===========

                  See Statement of Assumptions and Disclosures.

                         CHEQUEMATE INTERNATIONAL, INC.
                    Statement of Assumptions and Disclosures
                   Proforma Consolidated Financial Statements
                               September 30, 2000


NOTE 1 - BACKGROUND AND HISTORICAL INFORMATION

     The proforma consolidated financial statements represent the balances of Chequemate International, Inc. (the Company) and VideoComm., Inc. (the Subsidiary). The Company owns primarily development assets/costs, for the purpose of providing three dimensional entertainment via cable television and the internet. The Subsidiary owns and operates cable television systems and pay telephones.

NOTE 2 - PROFORMA TRANSACTION

     The historical financial information contained herein has been consolidated assuming the purchase of 100% of the shares of the Subsidiary by the Company. The purchase agreement as amended was effective on December 5, 2000 but, has been retroactively applied to the historical information of both companies.

     The statement of operations of the Company are presented for the six months ended September 30, 2000. The statement of operations of the Subsidiary are presented for the nine months ended September 30, 2000.

NOTE 3 - PROFORMA ADJUSTMENTS

     The historical financial information has been adjusted based on the following assumptions:

     a. All shares of the Subsidiary are purchased for 2,500,000 shares of common stock of the Company valued at $2.00 per share, a note payable of $2,800,000 and to eliminate the stockholders' deficit of $3,513,659 of the Subsidiary.

     b. To amortize the $8,026,718 of goodwill from the purchase of the Subsidiary using a 10 year life for the six months.

     c. To record the contingent liability of $3,000,000 for the additional shares to be issued base upon the Company's current trading price of $1.00 per share compared to the guaranteed minimum of $2.00 per share.

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